 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                                                          Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CORPORATE CAPITAL TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐   Fee paid previously with preliminary materials:

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On or around August 3, 2017, the following email communication was sent to financial advisors of stockholders of Corporate Capital Trust, Inc.

* * *

FOR BROKER-DEALER AND RIA USE ONLY.

Not for general use with the public.

Corporate Capital Trust is advised by CNL Fund Advisors Company (CNL) and subadvised by KKR Credit Advisors (US) LLC (KKR), affiliates of CNL Financial Group and KKR & Co. L.P., respectively.

FOR BROKER-DEALER AND RIA USE ONLY. Not for general use with the public.

A registration statement relating to the common stock of Corporate Capital Trust, Inc. is filed with the Securities and Exchange Commission. This is not an offer to sell and is not soliciting an offer to buy these securities. The offering of common stock of Corporate Capital Trust, Inc. is closed to all investors. Corporate Capital Trust’s common stock offered under the Company’s distribution reinvestment plan is done so under the registration statement as filed with the Securities and Exchange Commission, with reference to the current financial statements as filed on Forms 10-Q and 10-K, available at sec.gov.

Additional Information and Where to Find It

In connection with the matters described in this communication, the company has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A. The company has mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the shareholder meeting relating to such matters. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS COMMUNICATION. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the company with the SEC, may be obtained free of charge at the SEC’s website sec.gov, at the company’s website corporatecapitaltrust.com, or by writing to the company at 450 S. Orange Avenue, Orlando, Florida 32801 (telephone number 866-650-0650).

Participants in the Solicitation

The company and its directors and officers may be deemed to be participants in the solicitation of proxies from the company’s shareholders with respect to the matters described in this communication. Information about the company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC.

Forward Looking Statements

The information in this communication may include “forward-looking statements.” These statements are based on the beliefs and assumptions of the company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events.

Important factors that could cause actual results to differ materially from the company’s expectations include those disclosed in the company’s filings with the SEC, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2016, that was filed with the SEC on March 20, 2017. The company undertakes no obligation to update such statements to reflect subsequent events.

© 2017 Corporate Capital Trust, Inc. All Rights Reserved. CNL® and the Squares Within Squares design trademarks are used under license from CNL Intellectual Properties, Inc.

CCT-0817-00272-001-BD

This email was sent to: marlaine.hudgins@cnl.com

This email was sent by:
CNL Securities, managing dealer, member FINRA/SIPC

* * *

Additional Information and Where to Find It

In connection with the matters described in this communication, the Company has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A. The Company has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the stockholder meeting relating to such matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS COMMUNICATION. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.corporatecapitaltrust.com/investor-resources), or by writing to the Company at 450 S. Orange Avenue, Orlando, Florida 32801 (telephone number 866-650-0650).

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters described in this communication. Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with SEC.

Forward Looking Statements

The information in this communication may include “forward-looking statements.” These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Important factors that could cause actual results to differ materially from the Company’s expectations include those disclosed in the Company’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 20, 2017. The Company undertakes no obligation to update such statements to reflect subsequent events.